Common Stock	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Common Stock

20. Common Stock

Share Capital

Each share of common stock is entitled to one vote per share and is entitled to dividends when declared by the Company's board of directors. As of December 31, 2025 and 2024, there were 71,860,702 and 71,860,702 shares of common stock issued outstanding, respectively. As of December 31, 2025 and 2024, there was no preferred stock issued and outstanding.

In 2023, the Company issued 135,800 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share. In 2024 and 2025, there was no common stock issued due to no exercise of employee stock options.